TAXES BASED ON INCOME	12 Months Ended
Dec. 28, 2013
TAXES BASED ON INCOME
TAXES BASED ON INCOME

NOTE 12. TAXES BASED ON INCOME

        Taxes based on income (loss) were as follows:

(In millions)	2013	2012	2011

Current:
U.S. federal tax	$1.9	$(18.7)	$(8.6)
State taxes	.3	(2.4)	(1.1)
International taxes	107.3	101.2	78.4

	109.5	80.1	68.7

Deferred:
U.S. federal tax	(11.2)	9.5	(6.8)
State taxes	1.3	(9.3)	(1.4)
International taxes	19.2	(.3)	11.0

	9.3	(.1)	2.8

Provision for income taxes	$118.8	$80.0	$71.5

        The principal items accounting for the difference between taxes computed at the U.S. statutory rate and taxes recorded were as follows:

(In millions)	2013	2012	2011

Computed tax at 35% of income before taxes	$127.1	$83.1	$74.5
Increase (decrease) in taxes resulting from:
State taxes, net of federal tax benefit	2.4	1.1	(2.4)
Foreign earnings taxed at different rates (1)(2)	(14.7)	11.8	2.3
Valuation allowance	(4.3)	(23.6)	7.0
Corporate owned life insurance	(6.9)	(5.5)	(5.1)
U.S. federal research and development tax credits	(7.0)	–	(4.6)
Tax contingencies and audit settlements	23.1	9.4	2.9
Expiration of carryforward items	2.5	4.8	.4
Other items, net	(3.4)	(1.1)	(3.5)

Provision for income taxes	$118.8	$80.0	$71.5

(1)
Included foreign earnings taxed in the U.S., net of credits, for all years.
(2)
Included $12.1 million and $11.2 million of expense related to the accrual of U.S. taxes on certain foreign earnings for 2013 and 2012, respectively. For 2011, there was no such accrual.

        Income (loss) from continuing operations before taxes from our U.S. and international operations was as follows:

(In millions)	2013	2012	2011

U.S.	$(36.2)	$(125.7)	$(81.8)
International	399.3	363.3	295.0

Income from continuing operations before taxes	$363.1	$237.6	$213.2

        The effective tax rate for continuing operations was 32.7%, 33.7%, and 33.5% for fiscal years 2013, 2012, and 2011, respectively. The 2013 effective tax rate for continuing operations reflected $11 million of benefit for adjustments to federal income tax, primarily due to the enactment of the American Taxpayer Relief Act of 2012 ("ATRA"), and $18.8 million of net expense on changes in certain tax reserves and valuation allowances. Additionally, the effective tax rate for 2013 reflected a benefit of $11.2 million from favorable tax rates on certain earnings from our operations in lower-tax jurisdictions throughout the world, offset by $12.1 million of expense related to the accrual of U.S. taxes on certain foreign earnings. The 2012 effective tax rate for continuing operations reflected $6.2 million of benefit from the release of a valuation allowance on certain state tax credits and $11.2 million of expense related to the accrual of U.S. taxes on certain foreign earnings. Additionally, the effective tax rate for 2012 was negatively impacted by approximately $5 million from the statutory expiration of federal research and development tax credits on December 31, 2011. The 2011 effective tax rate for continuing operations reflected $7 million of expense for increases in valuation allowances and $2.8 million of expense from the settlement of foreign tax audits.

        On January 2, 2013, ATRA was enacted, retrospectively extending the federal research and development credit for amounts paid or incurred after December 31, 2011 and before January 1, 2014. The retroactive effects were recognized in the first quarter of 2013. ATRA also retroactively extended the controlled foreign corporation ("CFC") look-through rule that had expired on December 31, 2011. For periods in which the look-though rule is effective, certain dividends, interest, rents, and royalties received or accrued by a CFC of a U.S. multinational enterprise from a related CFC are excluded from U.S. federal income tax. The retroactive effect of the extension of the CFC look-through rule did not have a material impact on our effective tax rate or operating results after taking into consideration tax accruals related to our repatriation assertions. The extensions of the CFC look-through rule and the research and development credit expired on December 31, 2013.

        Deferred income taxes have not been provided on approximately $2.1 billion of undistributed earnings of foreign subsidiaries as of December 28, 2013 since these amounts are intended to be indefinitely reinvested in foreign operations. It is not practicable to calculate the deferred taxes associated with these earnings because of the variability of multiple factors that would need to be assessed at the time of any assumed repatriation; however, foreign tax credits would likely be available to reduce federal income taxes in the event of distribution. In making this assertion, we evaluate, among other factors, the profitability of our U.S. and foreign operations and the need for cash within and outside the U.S., including cash requirements for capital improvements, acquisitions, market expansion, and stock repurchase programs.

        Deferred income taxes reflect the temporary differences between the amounts at which assets and liabilities are recorded for financial reporting purposes and the amounts utilized for tax purposes. The primary components of the temporary differences that gave rise to our deferred tax assets and liabilities were as follows:

(In millions)	2013	2012

Accrued expenses not currently deductible	$44.7	$80.3
Net operating losses	306.2	323.8	(1)
Tax credit carryforwards	129.2	118.0
Capital loss carryforward	–	6.0
Postretirement and postemployment benefits	100.8	107.9
Pension costs	95.7	146.1
Inventory reserves	8.6	12.1
Other assets	6.2	2.7
Valuation allowance	(59.0)	(69.3	) (1)

Total deferred tax assets (2)	632.4	727.6

Depreciation and amortization	(127.8)	(166.7)
Repatriation accrual	(52.9)	(20.3)
Foreign operating loss recapture	(136.5)	(136.5)
Other liabilities	(1.8)	(3.1	) (1)

Total deferred tax liabilities (2)	(319.0)	(326.6)

Total net deferred tax assets	$313.4	$401.0

(1)
The presentation for 2012 was revised to conform to the presentation shown for 2013. The revision was immaterial having no impact on total net deferred tax assets but resulted in a decrease of $33.4 million, $27.9 million, and $5.5 million in net operating losses, valuation allowance, and other liabilities, respectively.
(2)
Reflect gross amounts before jurisdictional netting of deferred tax assets and liabilities.

        A valuation allowance is recorded to reduce deferred tax assets to the amount that is more likely than not to be realized. The valuation allowance at December 28, 2013 and December 29, 2012 was $59 million and $69.3 million, respectively. In 2013, we recognized $4.3 million as a tax benefit in continuing operations with the remaining $6 million primarily impacting discontinued operations.

        Net operating loss carryforwards of foreign subsidiaries at December 28, 2013 and December 29, 2012 were $1.06 billion and $1.14 billion, respectively. If unused, foreign net operating losses of $42.8 million would expire between 2014 and 2017, and $77.5 million would expire after 2017. Net operating losses of $944.8 million can be carried forward indefinitely. Based on current projections, certain indefinite-lived foreign net operating losses may take approximately 50 years to be fully utilized. Tax credit carryforwards of both domestic and foreign subsidiaries at December 28, 2013 and December 29, 2012 totaled $129.2 million and $118 million, respectively. If unused, tax credit carryforwards of $3.4 million would expire between 2014 and 2016, $87.2 million would expire between 2017 and 2021, and $30.1 million would expire after 2021. Tax credit carryforwards of $8.5 million can be carried forward indefinitely.

        With the expiration of our tax holiday in Bangladesh during 2013, tax holidays did not have a material effect on our 2013 results. We do not anticipate the expected expiration of our remaining tax holidays in Thailand and Vietnam between 2014 and 2016 to have a material effect on our effective tax rate, operating results, or financial condition.

Unrecognized Tax Benefits

        As of December 28, 2013, our unrecognized tax benefits totaled $137.2 million, $96.7 million of which, if recognized, would reduce the annual effective income tax rate. As of December 29, 2012, our unrecognized tax benefits totaled $121.6 million, $82.8 million of which, if recognized, would reduce the annual effective income tax rate.

        Where applicable, we recognize potential accrued interest and penalties related to unrecognized tax benefits from our global operations in income tax expense. We recognized expense of $2.7 million, $5.5 million, and $2.7 million in the Consolidated Statements of Income in 2013, 2012, and 2011, respectively. We have accrued $29.2 million and $29.1 million for interest and penalties, net of tax benefit, in the Consolidated Balance Sheets at December 28, 2013 and December 29, 2012, respectively.

        A reconciliation of the beginning and ending amounts of unrecognized tax benefits is set forth below:

(In millions)	2013	2012

Balance at beginning of year	$121.6	$120.3
Additions based on tax positions related to the current year	20.1	15.7
Additions for tax positions of prior years	8.3	.6
Reductions for tax positions of prior years:
Changes in judgment	(4.0)	(5.6)
Settlements	(2.6)	(2.3)
Lapses and statute expirations	(6.2)	(4.4)
Changes due to translation of foreign currencies	–	(2.7)

Balance at end of year	$137.2	$121.6

        The amount of income taxes we pay is subject to ongoing audits by taxing jurisdictions around the world. Our estimate of the potential outcome of any uncertain tax issue is subject to our assessment of relevant risks, facts, and circumstances existing at that time. We believe that we have adequately provided for reasonably foreseeable outcomes related to these matters. However, our future results may include favorable or unfavorable adjustments to our estimated tax liabilities in the period the assessments are made or resolved, which may impact our effective tax rate. As of the date the 2013 financial statements are being issued, we and our U.S. subsidiaries have completed the Internal Revenue Service's Compliance Assurance Process Program through 2012. We are subject to routine tax examinations in other jurisdictions. With a few exceptions, we are no longer subject to examinations by tax authorities for years prior to 2006.

        It is reasonably possible that, during the next 12 months, we may realize a decrease in our uncertain tax positions, including interest and penalties, of approximately $20 million, primarily as a result of closing tax years.